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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        DATE OF REPORT: OCTOBER 31, 1997
                       (Date of earliest event reported)


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                           WHITE CAP INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


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           DELAWARE                     0-22989                 84-1380403
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(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)         (Identification No.)


         3120 AIRWAY AVENUE, P.O. BOX 1770, COSTA MESA, CALIFORNIA 92626
               (Address of principal executive offices, zip code)


                                 (714) 850-0900
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On October 31, 1997, the Registrant completed its acquisition of the assets of Burke Construction Accessories, L.P. ("BCA") for approximately $9 million, subject to post-closing adjustment. BCA is a full line distributor of concrete accessories, construction chemicals and rental equipment used in poured-in-place, precast and tilt-up concrete construction, renovation and maintenance. BCA operates nine branch locations in the Western United States. BCA reported revenue of approximately $25 million for the fiscal year ended December 31, 1996. The Registrant funded the acquisition with borrowings under its new credit agreement with Bank of America National Trust and Savings Association and the other financial institutions party thereto. The amount of consideration paid by the Registrant for the acquired business was determined through arms' length negotiations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of the acquired business will be provided within the next sixty (60) days as an amendment to this filing.

        (b)     Pro Forma Financial Information.

                The unaudited pro forma condensed consolidated balance sheet and income statement of the Registrant, will be provided within the next sixty (60) days as an amendment to this filing.

        (c)     Exhibits

                 2.1 Asset Purchase Agreement, dated as of September 19, 1997, by and between White Cap Industries, Corp. (formerly White Cap Industries, Inc.) and Burke Concrete Accessories, L.P.

                10.1 Credit Agreement, dated as of October 29, 1997, among White Cap Industries, Corp., White Cap Industries, Inc., Bank of America National Trust and Savings Association and the other financial institutions party thereto.



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                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WHITE CAP INDUSTRIES, INC.
                                        (Registrant)


Date: November 13, 1997                 By: /s/ CHRIS LANE
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                                                Chris Lane
                                                Chief Financial Officer


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                                 EXHIBIT INDEX

                                                                    Sequentially
Exhibit                                                               Numbered
Number      Description                                                 Page
-------     -----------                                             ------------
  2.1       Asset Purchase Agreement, dated as of September 19,
            1997, by and between White Cap Industries, Corp.
            (formerly White Cap Industries, Inc.) and Burke
            Concrete Accessories, L.P.

 10.1       Credit Agreement, dated as of October 29, 1997, among
            White Cap Industries, Corp., White Cap Industries, Inc.,
            Bank of America National Trust and Savings Association and the other financial institutions party thereto.

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